Trade and other payables and accrued expenses	12 Months Ended
Dec. 31, 2025
Trade and other payables and accrued expenses
Trade and other payables and accrued expenses

12.Trade and other payables and accrued expenses

	As of
	December 31,
In CHF thousands	2025	2024
Trade and other payables	2,068	2,658
Total trade and other payables	2,068	2,658

Accrued research and development costs	2,410	6,505
Accrued payroll expenses	4,238	4,176
Restructuring provision	290	—
Other accrued expenses	1,128	1,417
Total accrued expenses	8,067	12,098

The decrease in trade payables and accrued research and development costs is primarily due a decrease in research and development expenses in 2025 leading up to and at year end including reduced activities in early-stage programs and reduction in manufacturing activities on clinical stage programs which did not recur in the current year.